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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 _______________

                                    FORM 8-K
                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 5, 2004


                       SOVEREIGN SPECIALTY CHEMICALS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


Delaware                            333-39373                   36-4176637
(State of Incorporation)      (Commission file No.)        (IRS Employer Number)

              225 W. Washington St., Suite 1450, Chicago, IL 60606
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's Telephone Number, Including Area Code: (312) 223-7970
                    Registrant's Web Address: sovereignsc.com


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ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 5, 2004, Sovereign Specialty Chemicals, Inc. issued a press release to provide an update on operations of the Company. A copy of the press release is attached hereto as Exhibit 99.1.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c.) Exhibits

          Exhibit 99.1 Press release of Sovereign Specialty Chemicals, Inc. dated May 5, 2004, regarding an update on operating results for the three months ended March 31, 2004 and announcement of a first quarter conference call.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  SOVEREIGN SPECIALTY CHEMICALS, INC.
                                            (registrant)

                                  By: /s/ Terry D. Smith
                                      ------------------
                                      Terry D. Smith
                                      Vice President and Chief Financial Officer


Dated: May 5, 2004